Exhibit 10.70

Form of Subscription Agreement

This subscription (this “Subscription”) is dated ____________, 2016, by and between the investor identified on the signature page hereto (the “Investor”) and Shineco, Inc., a Delaware corporation (the “Company”), whereby the parties agree as follows:

1. Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Shares”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share (the “Purchase Price”) as set forth on the signature page hereto.  The Purchase Price is set forth on the signature page hereto.

The Shares are being registered for sale pursuant to a Registration Statement on Form S-1, Registration No. 333-202803 (the “Registration Statement”).  The Registration Statement will have been declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of Investors subscription. The prospectus, however, is subject to change. A final prospectus and/or prospectus supplement will be delivered to the Investor as required by law.

The Common Shares are being offered by Bonwick Capital Partners LLC and Network 1 Financial Securities, Inc. (the “Underwriters”) as underwriters on a “best efforts, minimum/maximum” basis. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriters in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon satisfaction or waiver of all the conditions to closing set forth in the Underwriting Agreement and Registration Statement, at the Closing, (i) the Investor shall pay the Purchase Price by check or by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below, and (ii) the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through the physical delivery of certificates evidencing the Shares to the residential or business address indicated thereon).

The Underwriters and any participating broker dealers (the “Members”) shall confirm, via the selected dealer agreement or master selected dealer agreement that it will comply with rule 15c2-4. As per rule 15c2-4 and notice to members 84-7 (the “Rule”), all checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the escrow account by noon the next business day. In regards to monies being wired from an investor’s bank account, the Members shall request the investors send their wires by the next business day, however, we cannot insure the investors will forward their respective monies as per the Rule. In regards to monies being sent from an investor’s account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that funds are sent in and the offering does not close for any reason prior to the Termination Date set forth in the final Registration Statement, all funds will be returned to investors promptly in accordance with the escrow agreement terms and applicable law.

2. Miscellaneous.

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as FedEx, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:  as set forth on the signature page hereto.

To the Investor:  as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

[Signature Page Follows]

[Signature Page to Investor Subscription Agreement for Shineco, Inc.]

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

Number of Shares: __________________________	Shineco, Inc.

Purchase Price per Share: $___________________

By:
Aggregate Purchase Price: $__________________	Name:
Title:

Address Notice:

INVESTOR: __________________________	Shineco, Inc.
Room 3106, Building B
#39 East 3rd Ring Middle Road
Chaoyang District, Beijing
People’s Republic of China 100022

By:
Name:
Title:

☐ Check Method of Payment: Check enclosed ___ or

☐ Please wire $_________________________from my account held at: _____________________________

Account Title: _______________________; Account Number: ______________________

To the following instructions: Signature Bank; 950 Third Avenue, 9th Floor New York, New York 10022

ABA/Routing # 026013576

Swift #: SIGNUS33

Account # 1502647489

Account Title: Shineco, Inc. Signature Bank as Escrow Agent

Telephone No. (646) 822 1940

Fax No. (646) 758 8372

By: ____________________________________ Date____________2016

Name:

Title:

Select method of delivery of Shares: DRS or DWAC

DWAC DELIVERY DWAC Instructions:

1.	Name of DTC Participant (brokerdealer at which the account or accounts to be credited with the Shares are maintained):
2.	DTC Participant Number:
3.	Name of Account at DTC Participant being credited with the Shares:
4.	Account Number of DTC Participant being credited with the Shares:

Or DRS Electronic Book Entry Delivery Instructions:

Name in which Shares should be issued:

Address: ______________________; Street_________________________________________

City/State/Zip: ______________________________; Attention: _____________________________________

Telephone No.: _____________________________